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                                                                  EXHIBIT 10.29




                           CITY TRUCK HOLDINGS, INC.

                           1999 EQUITY INCENTIVE PLAN


         1. PURPOSE. The purpose of this 1999 Equity Incentive Plan is to attract and retain consultants, directors, officers and other key employees for City Truck Holdings, Inc., a Delaware corporation, and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

         2.       DEFINITIONS.  As used in this Plan,

                  "Affiliate" means, with respect to a specified Person, a Person that controls, is controlled by, or is under common control with, the specified Person, and in this context, "control", "controls" and "controlled" mean the direct or indirect power to the direct management and policies or affairs of a Person through the ownership of voting securities or by contract or otherwise and, in the case of a limited partnership, shall include, but shall not be limited to, all of the limited partnership's general partners and their respective Affiliates.

                  "Appreciation Right" means a right granted pursuant to
Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

                  "Aurora Group" means Aurora Equity Partners II, L.P., Aurora Overseas Equity Partners II, L.P. and Quality Distribution Equity Partners, L.P. and their respective Affiliates.

                  "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

                  "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 15 of this Plan, such committee (or subcommittee).

                  "Brentwood Group" means BABF City Corp. and its Affiliates.

                  "Change in Control" shall have the meaning provided in
Section 11 of this Plan.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Common Shares" means shares of the common stock, par value $0.01 per share, of the Company or any security into which such shares may be changed by reason of any transaction or event of the type referred to in
Section 10 of this Plan.

                  "Company" means City Truck Holdings, Inc., a Delaware corporation.




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                  "Date of Grant" means the date specified by the Board on
which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

                  "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

                  "Deferred Shares" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

                  "Director" means a member of the Board of Directors of the Company.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

                  "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

                  "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

                  "Management Objectives" means the achievement of performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares or dividend credits pursuant to this Plan.

                  "Market Value per Share" means, as of any particular date,
(i) the closing sale price per Common Share as reported on the principal securities exchange on which Common Shares are then trading (or, if applicable, The Nasdaq Stock Market) on such date or, if there shall have been no sales on such date, on the next preceding trading day during which a sale shall have occurred, or (ii) if clause (i) does not apply, the fair market value of the Common Shares as determined by the Board.

                  "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

                  "Option Price" means the purchase price payable on exercise of an Option Right.

                  "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

                  "Participant" means a person who is selected by the Board to receive benefits under this Plan and is at that time a consultant or an officer (including an officer who is also a Director) or other key employee of the Company or one or more Subsidiaries or has agreed to commence serving in any of such capacities within 90 days of the Date of Grant.


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                  "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

                  "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

                  "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

                  "Person" means any individual, corporation, joint venture, limited liability company, partnership, trust, unincorporated organization or other entity.

                  "Plan" means this City Truck Holdings, Inc. 1999 Equity Incentive Plan.

                  "Reload Option Rights" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to
Section 4(g) of this Plan.

                  "Restricted Shares" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

                  "Rule 16b-3" means Rule 16b-3 under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

                  "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

                  "Subsidiary" means a corporation or other entity in which the Company now or hereafter directly or indirectly owns or controls more than 50 percent of the outstanding shares or other securities (representing the right to vote for the election of directors or other managing authority) issued by such corporation or other entity or, in the case of a partnership or other entity that does not have outstanding shares or other securities, in which the Company now or hereafter has a direct or indirect ownership interest (representing the right generally to make decisions for such partnership or other entity) of more than 50 percent; provided, however, for the purposes of determining whether any person may be a Participant for the purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Company then directly or indirectly owns or controls more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

                  "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right.

                  "Voting Power" means, at any time, the total votes relating to then-outstanding securities of the Company entitled to vote generally.




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         3.       SHARES AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 3(b) and Section 10, the number of Common Shares that may be issued or transferred upon the exercise of Option Rights or Appreciation Rights, as Restricted Shares and thereafter released from substantial risks of forfeiture, as Deferred Shares, in payment of Performance Shares or Performance Units that have been earned, or in payment of dividend equivalents paid with respect to awards made under this Plan, shall not in the aggregate exceed
25,000 Common Shares, which may be shares of original issuance or treasury shares or a combination thereof.

                  (b) The number of Common Shares covered by any unexercised portion of any Option Rights or Appreciation Rights that shall be canceled or shall expire or otherwise terminate, the number of Common Shares corresponding to any Restricted Shares or Deferred Shares that shall be forfeited, and the number of Common Shares corresponding to any Performance Shares that shall be forfeited or shall be unearned at the end of the applicable Performance Period, shall again be available for issuance or transfer under this Plan. The number of Common Shares that shall be withheld in payment of any Option Price or tax withholding obligations upon the exercise of any Option Rights or Appreciation Rights, the vesting of any Restricted Shares, or the issuance of any Deferred Shares or Performance Shares, shall again be available for issuance or transfer under this Plan. The number of Common Shares available for issuance or transfer under this Plan shall be increased by the number of outstanding Common Shares that shall be transferred to the Company by a Participant in payment of any Option Price or tax withholding obligations. Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

         4. OPTION RIGHTS. The Board may from time to time authorize the grant to Participants of options to purchase Common Shares upon such terms and conditions as the Board may determine consistent with this Plan. Each grant of Option Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                  (a) Each grant shall specify the number of Common Shares to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

                  (b) Each grant shall specify an Option Price per share, which shall not be less than the Market Value per Share on the Date of Grant.

                  (c) Each grant shall specify whether the Option Price shall be payable (i) in cash or by check or other cash equivalent acceptable to the Company, (ii) by the actual or constructive transfer to the Company of outstanding Common Shares owned by the Optionee, or Common Shares issuable to the Optionee upon exercise of an Option Right, or other consideration authorized pursuant to Section 4(d), having a value (based on the Market Value per Share) at the time of exercise equal to the aggregate Option Price, (iii) unless prohibited by law, by a loan from the Company or a full-recourse promissory note bearing interest at a rate not less than such rate as shall then preclude the imputation of interest under the Code and payable upon and subject to such terms as may be prescribed by the Board, including any security to be given for such loan or note, or (iv) by a combination of such methods of payment.

                  (d) The Board may at or after the Date of Grant determine that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole





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or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but such risks and restrictions shall apply to Common Shares received only to the extent of
(i) the number of Restricted Shares or other Common Shares, Deferred Shares or Performance Shares surrendered, (ii) the Spread of any unexercisable portion of Option Rights surrendered or (iii) the stated value of Performance Units surrendered.

                  (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on a date satisfactory to the Company of some or all of the Common Shares to which the subject exercise relates.

                  (f) Any grant may at or after the Date of Grant provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using Common Shares or other consideration specified in Section 4(d). Reload Option Rights shall cover up to the number of Common Shares, Deferred Shares, Option Rights or Performance Shares (or the number of Common Shares having a value equal to the value of any Performance Units) surrendered to the Company upon any such exercise in payment of the Option Price or to meet any withholding obligations. Reload Option Rights shall not have an Option Price that is less than the Market Value per Share at the time of exercise and shall be on such other terms as may be specified by the Board, which may be the same as or different from those of the original Option Rights.

                  (g) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant remain unexercised.

                  (h) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control.

                  (i) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

                  (j) Option Rights granted under this Plan may be (i) options, including but not limited to Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify or (iii) combinations of the foregoing.

                  (k) At or after the Date of Grant of any Option Right other than an Incentive Stock Option, the Board may provide for the payment of dividend equivalents to the Optionee on a current, deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.


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                  (l) The exercise of an Option Right shall result in the
cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

                  (m) No Option Right shall be exercisable more than 10 years after the Date of Grant.

                  (n) Each grant of Option Rights shall be evidenced by an agreement, which shall be executed on behalf of the Company by an officer and delivered to the Optionee and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

         5. APPRECIATION RIGHTS. (a) The Board may from time to time authorize the grant of Tandem Appreciation Rights to any Optionee in respect of Option Rights granted hereunder, and may from time to time authorize the grant of Free-Standing Appreciation Rights to any Participant, upon such terms and conditions as the Board may determine consistent with this Plan. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

                  (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                           (i) Any grant may specify that the amount payable on exercise of the subject Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

                           (ii) Any grant may specify that the amount payable on exercise of the subject Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

                           (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

                           (iv) Any grant may specify that the subject
         Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change in Control.

                           (v) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

                           (vi) Any grant may specify Management Objectives that must be achieved as a condition of the exercise of the subject Appreciation Right.





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                           (vii) Each grant shall be evidenced by an agreement,
         which shall be executed on behalf of the Company by an officer and delivered to and accepted by the Participant and shall describe the subject Appreciation Right, identify any related Option Right and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

                  (c) Any grant of a Tandem Appreciation Right shall provide that the subject Tandem Appreciation Right may be exercised only at a time when the related Option Right is also exercisable and the Spread is positive and by surrender of the related Option Right for cancellation.

                  (d)      Regarding Free-Standing Appreciation Rights only:

                           (i)      Each grant shall specify a Base Price,

         which shall be equal to or greater than the Market Value per Share on the Date of Grant;

                           (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; and

                           (iii) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

         6. RESTRICTED SHARES. The Board may from time to time authorize the grant or sale of Restricted Shares to Participants upon such terms and conditions as the Board may determine consistent with this Plan. Each grant or sale of Restricted Shares may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                  (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

                  (b) Each grant or sale may be made without additional consideration or in consideration of a payment by the Participant that is less than the Market Value per Share at the Date of Grant.

                  (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code and may provide for the earlier termination of such period in the event of a Change in Control.

                  (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).


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                  (e) Any grant may specify Management Objectives that, if
achieved, will result in termination or early termination of the restrictions applicable to such shares. Any grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level but falls short of full achievement of the specified Management Objectives.

                  (f) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares covered thereby during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

                  (g) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Company by an officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares (together with a stock power or powers endorsed in blank by the Participant in whose name such certificates are registered) shall be held in custody by the Company until all restrictions thereon shall have lapsed.

         7. DEFERRED SHARES. The Board may from time to time authorize the grant or sale of Deferred Shares to Participants upon such terms and conditions as the Board may determine consistent with this Plan. Each grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                  (a) Each grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

                  (b) Any grant or sale may be made without additional consideration or in consideration of a payment by the Participant that is less than the Market Value per Share at the Date of Grant.

                  (c) Each grant or sale shall be subject to a Deferral Period, which shall be determined by the Board at the Date of Grant, and may provide for the earlier termination of the Deferral Period in the event of a Change in Control.

                  (d) During the Deferral Period, the Participant shall have no right to transfer any rights under the award and shall have no ownership or voting rights with respect to the Deferred Shares covered thereby, but the Board may at or after the Date of Grant authorize the payment of dividend equivalents on such Deferred Shares on a current, deferred or contingent basis in cash or additional Common Shares.

                  (e) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Company by an officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.



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         8.       PERFORMANCE SHARES AND PERFORMANCE UNITS. The Board may from time to time authorize the grant of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                  (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

                  (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Board on the Date of Grant and may be subject to earlier termination in the event of a Change in Control.

                  (c) Each grant shall specify Management Objectives that, if achieved, will result in payment or early payment of the subject Performance Shares or Performance Units, and any grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level but falls short of full achievement of the specified Management Objectives. Each grant shall specify that, before the subject Performance Shares or Performance Units shall be earned and paid, the Board must certify that the specified Management Objectives have been satisfied.

                  (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash or Common Shares or any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

                  (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

                  (f) At or after the Date of Grant of Performance Shares, the Board may provide for the payment of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

                  (g) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by an officer and delivered to and accepted by the Participant and shall contain such other terms and provisions, consistent with this Plan, as the Board may approve.

         9. TRANSFERABILITY. (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or his or her guardian or legal representative.




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                  (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions on transfer.

         10. ADJUSTMENTS. The Board may make or provide for such adjustments in the numbers of Common Shares covered by Option Rights, Appreciation Rights, Deferred Shares and Performance Shares outstanding hereunder, in the Option Price and Base Price provided in Option Rights and Appreciation Rights outstanding hereunder, and in the kind of shares covered thereby, as the Board may in good faith determine is equitably required to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets or issuance of rights or warrants to purchase securities or (c) any other corporate transaction or event having an effect similar to any of the foregoing; provided, however, that any such adjustments to an Incentive Stock Option may be made only if and to the extent that such adjustments would not cause the Incentive Stock Option to cease to qualify as such. In the event of any transaction or event referred to in the preceding sentence, the Board may also provide in substitution for any or all outstanding awards under this Plan such alternative consideration as the Board may in good faith determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the number of shares specified in Section 3 of this Plan as the Board may in good faith determine is appropriate to reflect any transaction or event described in the first sentence of this Section 10.

         11. CHANGE IN CONTROL. For the purposes of this Plan, a "Change in Control" shall mean the occurrence of one or more of the following events:

                  (a) The Company is merged, consolidated or reorganized into or with another Person, and as a result of such merger, consolidation or reorganization, less than a majority of the combined voting power of the then-outstanding securities of such Person immediately after such transaction is held in the aggregate by the holders of the Voting Power immediately prior to such transaction;

                  (b) The Company and the Subsidiaries sell or otherwise transfer to another Person all or substantially all of their combined assets, and less than a majority of the combined voting power of the then-outstanding securities of such Person immediately after such sale or transfer is held in the aggregate by the holders of the Voting Power immediately prior to such sale or transfer;

                  (c) (i) A "person" (as defined in Sections 3(a)(9) and 13(d)(3) or 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing more than a majority of the Voting Power or (ii) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), as promulgated pursuant to the Exchange Act, disclosing that a "person"




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(as so defined) has become the "beneficial owner" (as so defined) of securities representing more than a majority of the Voting Power;

                  (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred, or will or may occur in the future, pursuant to any then- existing contract or transaction; or

                  (e) If during any period of two consecutive years, individuals who at the beginning of such period constitute the Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each Director first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period.

                  Notwithstanding the provisions of subsections (c) and (d) of this Section 11, a "Change in Control" shall not be deemed to have occurred for the purposes of this Plan solely because (i) the Company, a Subsidiary, a Company-sponsored employee stock ownership plan or other employee benefit plan of the Company, the Aurora Group or any member(s) thereof or the Brentwood Group or any member(s) thereof (1) become(s) the beneficial owner(s) of a majority of the Voting Power or (2) file(s) or become(s) obligated to file with the Securities and Exchange Commission a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) pursuant to the Exchange Act, disclosing beneficial ownership by it of securities representing in excess of 50 percent of the Voting Power or otherwise, (ii) the Company reports that a change in control of the Company has or may have occurred, or will or may occur in the future, by reason of any of the circumstances or events described in clause (i) of this sentence or (iii) of a change in control of any Subsidiary.

         12. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractional Common Shares or for the settlement of fractional Common Shares in cash.

         13. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment to be made or benefit to be realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which may in the discretion of the Board include relinquishment of a portion of such payment or benefit. The Company and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

         14. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate



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






differences in local law, tax policy or custom. The Board may also approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

         15. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Nonemployee Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee (or subcommittee).

                  (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or other document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or other document, shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

         16. AMENDMENTS, ETC. (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that (i) any amendment that must be approved by the stockholders of the Company in order to comply with applicable law or the rules of any national securities exchange upon which the Common Shares are traded or quoted shall not be effective unless and until such approval shall have been obtained, and (ii) to the extent that any amendment would adversely affect the rights of Participants who then hold outstanding awards under this Plan, such amendment shall be of no force or effect insofar as such awards then outstanding under this Plan are concerned, unless the affected Participant shall consent thereto in writing. Presentation of this Plan or any amendment hereof for stockholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without stockholder approval.

                  (b) With the concurrence of the affected Participant, the Board may cancel any agreement evidencing an Option Right or any other award granted under this Plan. In the event of any such cancellation, the Board may authorize the grant of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares as had been covered by the canceled Option Right or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled Option Right or other award not been granted.

                  (c) The Board may grant under this Plan any award or combination of awards authorized under this Plan in exchange for the cancellation of an award that was not granted under




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






this Plan, including but not limited to any award that was granted prior to the adoption of this Plan by the Board, and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the canceled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled award not been granted.

                  (d) The Board may also permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such programs or rules as the Board may establish for the purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

                  (e) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

                  (f) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not then immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not then lapsed, or any Deferred Shares as to which the Deferral Period has not then ended, or any Performance Shares or Performance Units that have not then been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 9(b) of this Plan, the Board may in its sole discretion accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

                  (g) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

                  (h) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, such provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

         17. TERMINATION. No grant shall be made under this Plan more than 10 years after the date on which this Plan is first adopted by the Board, but all grants made on or prior to the tenth anniversary of such date of adoption shall continue in effect thereafter subject to the terms thereof and of this Plan.



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